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                                                                    EXHIBIT 10.9

                     PFF BANCORP, INC. 1996 INCENTIVE PLAN
          STOCK AWARD AND STOCK OPTION AGREEMENT FOR OUTSIDE DIRECTORS

     This agreement between PFF Bancorp, Inc. (The "Company") and [           ]
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("Recipient") ("Agreement") shall evidence awards made on October 23, 1996
("Awards"). For purposes of this Agreement, the terms contained herein shall have the same meanings as those qualified by the terms of the Plan which shall govern, except where this Agreement represents the discretionary determinations of the Committee as permitted in the Plan and where this Agreement represents the interpretation of Plan terms by the Committee as provided in Section 2 of the Plan.

     WHEREAS, a purpose of the Plan is to provide outside directors of the Company and its affiliates an incentive to achieve the long-term objectives of the Company by providing such key personnel with a proprietary interest in the Company and its Affiliates, including Pomona First Federal Bank & Trust (the "Bank"); and

     WHEREAS, the Committee grants the Recipient a Director Award in the form of an option to purchase shares of Common Stock of the Company ("Option"), which Option is Non-statutory Stock Option, such grant being made under the terms of the Plan; and

     WHEREAS, the Committee grants the Recipient a Stock Award in the form of shares of common stock of the Company, such grant being made under the terms of the Plan ("Stock Award").

     THEREFORE, to evidence the grant of the Stock Award and the Option, the Company and the Recipient hereby agree as follows:

     1.   Grant of Awards. This Agreement hereby evidences and confirms the
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grant to the Recipient on _______________ ("Date of Grant") of (i) a Stock Award
of _________ shares of Common Stock and (ii) a Non-statutory Stock Option with related Equitable Adjustment Rights to purchase 76,516 shares of Common Stock at an exercise price of $______ per share (the "Exercise Price"), which was the Fair Market Value of the underlying shares of Common Stock on the Date of Grant.

     2.   Stock Award.
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          (a)    Term of Stock Award. The term of the Stock Award shall be for
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such period until the entire Stock Award evidenced hereby has been vested (as provided in Paragraph 2. (b) hereof) and distributed or forfeited.

          (b)    Vesting of Stock Award. Except as provided in Paragraphs 5 and
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6 herein, Shares underlying the Stock Award and any dividends paid thereon shall vest in installments at the rate of twenty percent (20%) of the aggregate number of shares stated in Paragraph 1 (i) commencing
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on _____________________ and at the rate of twenty percent (20%) of such amount on each ____________________ thereafter. Fractional shares shall be aggregated and shall vest in the last installment on the last __________________ on which the Stock Award vests. The Stock Award may be earned by the Recipient only while serving as director, advisory director or consultant of or to the Company or the Bank. In the event the Recipient's service is terminated prior to the time all shares subject to the Stock Award have vested, any shares which have not yet vested as of the last day of service shall be forfeited.

          (c)    Accrual of Dividends. Whenever an installment of this Stock
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Award is distributed to the Recipient or his or her beneficiary, the Recipient or beneficiary shall also be entitled to receive, with respect to each share underlying such Stock Award, a payment equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock between the date the relevant Stock Award was granted and the date the Stock Awards are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends paid out.

          (d)    Voting of Stock Awards. The Recipient is entitled to direct the
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Trustee as to the voting of the Common Stock which this Stock Award covers but which has not yet been earned and distributed to the Recipient pursuant hereto, subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock which this Stock Award covers as to which the Recipient has not directed the voting, shall be voted by the Trustee in the same proportion as all Common Stock in the Trust covered by Stock Awards which have been awarded and voted.

          (d)    Distribution of Stock Awards. Except as provided below, as soon
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as practicable after any portion of this Stock Award has vested, the Plan
Trustee shall deliver to the Recipient (or his beneficiary or personal representative) a certificate or certificates in the name of the Recipient or his beneficiary representing the number of shares of Common Stock with respect to which the Stock Award was vested. All shares of Common Stock vested pursuant to this Stock Award, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. Payments representing accumulated cash dividends (and earnings thereon) shall be made in cash or Common Stock at the discretion of the Committee. All shares of Common Stock that are distributed upon the vesting of this Stock Award as provided herein shall be fully paid and nonassessable.

     3.    Option Award.
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           (a)   Term of Option. The term of the Option shall not exceed a
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period of 10 years, beginning on ______________, and ending on _______________.

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          (b)    Vesting of Option. Except as provided in Paragraph 5 and 6
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herein, the Option shall vest and become exercisable on a cumulative basis in equal installments at a rate of twenty percent (20%) per year commencing on ___________________ and twenty percent (20%) on each ____________________
thereafter. Underlying fractional shares shall be aggregated and shall vest in the last installment of the Option, on the last __________________ on which the Award vests. Except in the case of death or Disability, the Option may be earned by the Recipient only while serving as a director, advisory director or consultant of or to the Company or the Bank. In the event the Recipient's service is terminated other than due to death, or Disability prior to the time all installments of the Option have vested, any installment of the Option which has not yet vested as of the last day of service shall be forfeited.

          (c)    Manner of Exercise of the Option.
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                 (1) Notice. The Option or any portion thereof may be exercised
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by written notice pursuant to Paragraph 11 hereof delivered to the Company signed by the Recipient or the person or persons eligible to exercise Options under the terms of this Agreement and the Plan. Such notice shall state the number of shares of Common Stock with respect to which the representations as the Committee administering the Plan may from time to time deem necessary or desirable in order to ensure compliance with applicable laws, regulations of governmental authority and requirements of any stock market or exchange upon which the Common Stock is traded. Such notice shall be accompanied by payment of the full Exercise Price. In the event Options are exercised by any person other than by the Recipient pursuant to Paragraphs 3 (c) (2) (4) and 9 hereof or the terms of the Plan, the notice of exercise of Options shall be accompanied by proof satisfactory to the Committee administering the Plan of the right of such person to exercise the Option. As soon as practicable after such notice and payment shall have been received, the Company shall cause to be issued and delivered a certificate or certificates representing the number of shares of Common Stock with respect to which the Option or portion thereto was exercised in the name of the person or persons entitled to exercise the Option.

                 (2) Consideration. Payment of the Exercise Price shall be made
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in cash or by certified check, or, in whole or in part, through the tender of shares of Common Stock which will be valued at their Fair Market Value on the date prior to the date of exercise of the Option or portion thereof. All shares of Common Stock that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     The exercise price, upon the election of the Recipient, may be paid by such Recipient's broker-dealer if such broker-dealer is to be repaid with the proceeds of the sale of a portion of the shares of Common Stock underlying the exercised options as permitted under Section 16(b) of the Exchange Act ("Cashless Exercise").

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                 (3) No Stockholder Rights Before Exercise. The Recipient shall
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not be entitled to any rights as a stockholder with respect to such shares of
Common Stock being acquired pursuant to the exercise of Options unless and until certificates evidencing such Common Stock are issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificates are issued except pursuant to the related Equitable Adjustment Right as provided in Paragraph 4 hereof and Section 11 of the Plan or as otherwise provided in Paragraph 10 hereof.

                 (4) Exercise Period. Subject to the condition that the Option
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shall not be exercisable for more than ten years from the date of grant, the
Recipient may exercise the Option only while in the continuous service of the Company or its Affiliates (unless the Recipient is removed for Cause or service is terminated on account of Disability or death). The grant of the Option shall impose no obligation upon the Recipient to exercise all or any portion of the Option. If the Recipient's service is terminated by reason of Disability or death, the Recipient or his or her beneficiary or personal representative shall have the right to exercise the Option for all of the shares covered by the Option for a period of one year from the last day on which the Recipient ceases to serve the Company or its Affiliates.

     4.   Equitable Adjustment Right.
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     In connection with each Non-statutory Stock Option granted herein, an
Equitable Adjustment Right has been granted in Paragraph 1 hereof with respect to all of the shares covered by such Option. Equitable Adjustment Rights are subject to the following terms and conditions:

          (a)    Extraordinary Dividend. Pursuant to Section 10(c) of the Plan,
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an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

          (b)    Payment. Upon the payment of an extraordinary dividend, the
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Committee may adjust the number of shares and/or Exercise Price of the related
Options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

     5.   Vesting in the Event of Death or Disability. Notwithstanding the
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general rule set forth in paragraphs 2 and 3, above, if the Recipient's service terminates due to death or Disability, all Awards subject to this Agreement shall be deemed vested as of the Recipient's last day of service with the Company or an Affiliate.

     6.   Rights to Exercise Options in Event of Removal For Cause. If the
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Recipient is removed for Cause, all rights under this Agreement shall expire upon the date of removal. Any unexercised or undistributed Awards shall be forfeited.

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     7.   Compliance with Federal Securities Laws. Notwithstanding anything
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herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificate evidencing Common Stock awarded pursuant to the Plan or purchased pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificate(s) are in compliance with all applicable laws, regulations and governmental authority and requirements of any exchange upon which the Common Stock is traded.

The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

     Also under current law, the grant of the option and sale of the underlying shares may be deemed to be a purchase and sale, respectively, under Section 16 of the Securities Exchange Act of 1934, as amended, ("Exchange Act") and therefore may incur short swing profit recovery under this Act and the regulations promulgated thereunder. To avoid liability under Section 16 of the Exchange Act, the Recipient should consult with the Company or his or her own counsel.

     8.   Non-Transferability. Except as permitted under the rules promulgated
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pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under this Agreement shall be transferable by the Recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order or unless determined otherwise by the Committee.

     If the Recipient is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to this Stock Award may not, without written consent to the Committee, be sold or otherwise disposed of within six months following the date of grant of the Award.

     9.   Designation of Beneficiary. The Recipient may designate a person or
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persons to receive, in the event of death, any rights that may be available to the Recipient pursuant to the Plan under this Award Agreement. Such designation must be made in writing and delivered to the Company and may be revoked by the Recipient in writing. If the Recipient fails effectively to designate a beneficiary, then the Recipient's estate will be deemed to be the beneficiary. The Recipient may designate a beneficiary or beneficiaries in this Agreement or otherwise in writing to the person designated in Paragraph 11 hereof.

     10.  Dilution and Other Adjustments. In the event of any change in the
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outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination, or exchange of shares or other similar corporate change, or other increase or decrease in such shares without receipt or payment or consideration by the Company, the Committee shall make such proportionate and equitable adjustments to the Stock Award and Option and to the exercise price per share covered by the Option pursuant to Section 17 of the Plan to prevent dilution or enlargement of the rights of the Recipient under this Agreement.

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     11. Notice. Any notice required or permitted under this Award shall be
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deemed given when delivered in person or when mailed by registered mail with return receipt requested to the Company addressed to PFF Bancorp, Inc., 350 South Garey Avenue, Pomona, California 91766, ATTN: Chief Executive Officer, and to the Recipient or beneficiary at the addresses given below or at such address as the Recipient may subsequently designate in writing to the Company.

     12. Modification and Waiver. Neither this Award nor any provision hereof
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can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by the Recipient or his legal representative and the Company. The waiver of or failure to enforce any breach of this Award Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof. Nothing herein, however, shall be construed to prevent the Board of Directors at any time, and from time to time, to terminate, modify or amend the Plan in any respect, prospectively or retroactively; provided however, no such termination, modification or amendment may affect the rights of the Recipient under this Award without the written permission of such Recipient.

     13. Governing Law. This Award shall be governed by and construed in
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accordance with the laws of the State of Delaware and applicable federal law.

     14. Withholding. There may be deducted from each distribution of cash
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and/or stock under the Plan an amount of cash or stock relating to withholding tax imposed by any federal or state government in accordance with Section 18 of the Plan.

     15. Rights of the Recipient. Nothing in the Plan or this Award Agreement
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confers any rights to continue in the service of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate the Recipient's services at any time.

     16. Recipient Acknowledgment. The Recipient hereby acknowledges that all
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decisions, determinations and interpretations of the Board of Directors of the
Committee in respect of the Plan and this Award shall be final and conclusive. The Recipient further acknowledges that he has read this Agreement and in signing this Agreement and accepting the grant of Awards evidenced hereby, the Recipient agrees to abide by its terms and conditions.

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      IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed, and said Recipient has hereunto set his hand, the day and year first above written.

                                     PFF BANCORP, INC.


                                     -------------------------------------
                                     President and
                                     Chief Executive Officer


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Witness                              Recipient

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     I hereby designate as my Beneficiary under the terms of the Plan the following person(s) in the designated portions:

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Name            O=Option        Percentage      Relationship      Address
                S=Stock Award
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Contingent
Beneficiary/1/

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/1/ In the event one or more of the primary beneficiaries predeceases the
    Recipient


Date: _______________________          Signed: _________________________________


_____________________________
Witness

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